UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              July 22, 2005

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

8A Industrial Way Salem, NH	03079
(Address of Principal Executive Offices)	(Zip Code)

(603) 898-8900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement

On July 22, 2005, Omtool, Ltd. (the “Company”) entered into an indemnification agreement (“Indemnification Agreement”), a form of which is attached hereto as Exhibit 10.1, with each of the following officers and directors of the Company (each, an “Indemnitee”):

Name	Title or Position
Robert L. Voelk	Chairman of the Board of Directors, President and Chief Executive Officer

Daniel A. Coccoluto	Chief Financial Officer, Secretary and Treasurer

Richard D. Cramer	Director

Arnold E. Ditri	Director

William J. Drummey	Director

Andrew E. Lietz	Director

James P. O’Halloran	Director

Martin A. Schultz	Director

Under the terms of each of the Indemnification Agreements, the Company agreed, among other things, (i) to indemnify the Indemnitee to the fullest extent permitted by the Delaware General Corporation Law, subject to specified limitations, against certain liabilities actually and reasonably incurred by him in any proceeding in which he is a party that may arise by reason of his status as a director, officer, employee or agent of the Company or that may arise by reason of his serving, at the request of the Company, as a director, officer, employee or agent for another entity; and (ii) to advance funds sufficient to cover expenses actually incurred by the Indemnitee as a result of any proceeding against him as to which he could be indemnified.

Item 2.02.  Results of Operations and Financial Condition

On July 28, 2005, the Company announced its financial results for the three months ended June 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On July 22, 2005, the Board of Directors of the Company elected William J. Drummey as a director of the Company.  There are no arrangements or understandings between Mr. Drummey and any other persons pursuant to which he was selected as a director of the Company.  At the time of the required filing of this Form 8-K, the Company had not yet determined the committees to which Mr. Drummey might be named.  Mr. Drummey has not been a party to any transactions that would be required to be reported on this Form 8-K under Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(c)          Exhibits.

10.1.  Form of Indemnification Agreement

99.1  Press Release of the Company, dated July 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date:	July 28, 2005
		By:	/s/ Daniel A. Coccoluto
		Name:	Daniel A. Coccoluto

		Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Indemnification Agreement

99.1	Press Release of the Company, dated July 28, 2005